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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31
Date of reporting period: March 31, 2009

ITEM 1.      REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MARCH 31, 2009

Western Asset California Municipal Money Market Fund

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide income exempt from both regular federal income tax and California personal income tax* from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

*

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I
Fund overview	1
Fund at a glance	5
Fund expenses	6
Schedule of investments	8
Statement of assets and liabilities	23
Statement of operations	24
Statements of changes in net assets	25
Financial highlights	26
Notes to financial statements	28
Report of independent registered public accounting firm	39
Board approval of management and subadvisory agreements	40
Additional information	45
Important tax information	52

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended March 31, 2009. Looking back, U.S. gross domestic product (“GDP”)[i] growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the advance estimate for first quarter 2009 GDP decline was 6.1%.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. Based on a variety of economic indicators, we believe it is now likely that the current recession could be the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.1 million jobs have been shed, with more than two million being lost during the first three months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.1% to 8.5% in March 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, has yet to bottom. This is evidenced by the 41% decline in new home sales in February 2009 versus February 2008. In addition, the median price of a new home fell more than 18% over those twelve months. However, not all of the economic news is bad. Inflation remains low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Western Asset California Municipal Money Market Fund   |  I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 2.25%. The Fed continued its campaign of lowering rates in April 2008, to 2.00%. It then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II  |   Western Asset California Municipal Money Market Fund

During the twelve-month reporting period ended March 31, 2009, both short-and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended March 31, 2009, two-year Treasury yields fell from 1.62% to 0.81%. Over the same time frame, ten-year Treasury yields moved from 3.45% to 2.71%.

During the reporting period, the yields available from tax-exempt money market instruments fluctuated and ultimately moved lower. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

Western Asset California Municipal Money Market Fund   |  III

Letter from the chairman continued

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds. Only shareholders who held shares in the Fund as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase or redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008.

If the number of shares held fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the then-current amount, whichever is less. For those eligible shareholders, any increase in the number of shares held in the Fund after September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with a fund or broker-dealer, any future investment in the Fund will not be guaranteed. The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in these extensions. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

IV  |   Western Asset California Municipal Money Market Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 29, 2009

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset California Municipal Money Market Fund   |  V

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high-quality short-term municipal obligations selected for liquidity and stability of principal.

Under normal circumstances, the Fund invests at least 80% of its assets in high-quality short-term “California municipal securities.” These include debt obligations issued by the state of California and its political subdivisions, agencies, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. The interest paid on California municipal securities is excluded from gross income for regular federal income tax and California personal income tax purposes, although it may be subject to the federal alternative minimum tax. The securities in which the Fund invests, at the time of purchase, are rated in one of the two highest short-term rating categories, or in the case of unrated securities, determined by us to be of equivalent quality. These securities, at the time of purchase, have remaining maturities of 397 days or less. The Fund maintains a dollar-weighted average portfolio maturity of ninety days or less. The Fund may invest up to 20% of its assets in two types of structured securities, partnership interests and swap-based securities, and in excess of 20% of its assets in tender option bonds.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of unnerving volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the reporting period at 1.62% and 3.45%, respectively. Treasury yields moved higher from April through early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets triggered an extreme flight to quality. Investors’ risk aversion

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  1

Fund overview continued

further intensified from September through November given the severe disruptions in the global financial markets. During this time, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. We believe this was due to concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. However, yields then eased down somewhat in late March. At the conclusion of the fiscal year, two-and ten-year Treasury yields were 0.81% and 2.71%, respectively.

Tax-free bonds were not immune to the volatility in the financial markets during the reporting period. In addition to increased risk aversion, the municipal market was pressured by issues related to monoline bond insurers and a lack of liquidity. In addition, there were fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. Despite a strong rally during the first quarter of 2009, municipal bonds lagged their taxable counterparts during the twelve months ended March 31, 2009.

Given the fluctuations in short-term interest rates, the yields available from tax-exempt money market securities were volatile during the reporting period.

Standard and Poor’s lowered California’s rating to “A” in February 2009, over concerns about the state’s deteriorating cash position, and Moody’s followed suit a month later. California’s 10.5% unemployment rate in February was one of the highest in the nation and the state has also been disproportionately impacted by the subprime housing crisis. California did finally adopt measures closing a record budget gap of $42 billion, though some of those steps depend on voter approval of issues on May 19th. Despite its budget problems, California successfully exceeded its goal of selling $4 billion in General Obligation bonds in March, with enough demand to market $6.5 billion. California’s initial estimate of the state’s share of federal stimulus funds is approximately eight to ten billion dollars.

Q. How did we respond to these changing market conditions?

A. We remained proactive as the challenges in the financial markets continued. In particular, we positioned the portfolio to have above-average liquidity as investors began to move money out of prime and tax-exempt funds and into Treasury-only money market funds.

2  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

Performance review

As of March 31, 2009, the seven-day current yield for Class A shares of Western Asset California Municipal Money Market Fund was 0.10% and the seven-day effective yield, which reflects compounding, was 0.10%.1

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND Yields as of March 31, 2009 (unaudited)

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Class A Shares	0.10%	0.10%
Class I Shares	0.22%	0.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. The Fund held municipal notes, tax-exempt commercial paper and Variable Rate Demand Notes (“VRDNs”)iii. We maintained our strategy of investing in only top tier securities with an emphasis on maintaining liquidity and diversification, as safeguarding our shareholders’ investments remained paramount.

The liquidity crisis that began in August 2008, triggered by the fallout in the domestic markets, spilled into the global financial markets. Near collapses by major institutions, such as AIG and Citigroup, necessitated cash infusions into the marketplace by global central banks, including the Fed. Scandals uncovered in the financial world, including Stanford Financial and Madoff Investments, rocked the already-damaged confidence investors had in Wall Street. Against this backdrop of volatility, we continued to see major price disconnects between VRDNs secured by weaker institutions versus VRDNs secured by well-capitalized banks. The better secured VRDNs, being

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  3

Fund overview continued

considerably more liquid, continued to be in strong demand by money market funds, making their availability very limited. Hence, as yields on stronger VRDNs continued to fall, the result was lower yields for the Fund.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period. However, we continued to monitor the headline risk of global banking institutions and stood ready to reduce or eliminate our exposure to VRDNs secured by weakened banks.

Thank you for your investment in Western Asset California Municipal Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 14, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

4  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2008 and held for the six months ended March 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[3]

Class A	0.37%	$1,000.00	$1,003.70	0.59%	$2.95
Class I	0.43	1,000.00	1,004.30	0.48	2.40

[1]	For the six months ended March 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

6  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[2]

Class A	5.00%	$1,000.00	$1,021.99	0.59%	$2.97
Class I	5.00	1,000.00	1,022.54	0.48	2.42

[1]	For the six months ended March 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  7

Schedule of investments
March 31, 2009

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 99.8%

	Education — 19.6%
	ABAG Finance Authority for Nonprofit Corp., CA:
$11,865,000	Francis Parker School Project, LOC-Bank of New York, 0.370%, 4/2/09(a)	$11,865,000
11,285,000	Head Royce School, LOC-Bank of America N.A., 0.370%, 4/2/09(a)	11,285,000
	Revenue:
4,000,000	Branson School, LOC-Allied Irish Bank PLC, 1.250%, 4/2/09(a)	4,000,000
6,200,000	Katherine Delmar Burke School, LOC-Allied Irish Banks PLC,
	1.250%, 4/2/09(a)	6,200,000
8,615,000	Marin Country Day School, LOC-U.S. Bank N.A., 0.320%, 4/2/09(a)	8,615,000
4,050,000	Saint Anthony Foundation, LOC-Bank of America N.A.,
	0.370%, 4/2/09(a)	4,050,000
3,850,000	Santa Cruz Montessori School, LOC-Comerica Bank, 0.550%, 4/2/09(a)	3,850,000
	Alameda-Contra Costa, CA, Schools Financing Authority, COP,
	Capital Improvement Financing Projects:
7,720,000	LOC-Bank of Nova Scotia, 0.300%, 4/2/09(a)	7,720,000
3,105,000	LOC-Scotiabank, 0.300%, 4/2/09(a)	3,105,000
	California EFA Revenue:
15,960,000	Chapman University, LOC-Bank of America N.A., 0.300%, 4/1/09(a)	15,960,000
8,000,000	Loyola Marymount University, LOC-Allied Irish Bank PLC,
	0.600%, 4/1/09(a)	8,000,000
	Refunding, Stanford University:
5,075,000	0.160%, 4/1/09(a)(b)	5,075,000
5,925,000	0.160%, 4/1/09(a)	5,925,000
	Stanford University:
8,200,000	0.160%, 4/1/09(a)(b)	8,200,000
4,200,000	TECP, 0.200%, 4/1/09(a)	4,200,000
100,000	University of San Francisco, LOC-Bank of America N.A.,
	0.300%, 4/1/09(a)	100,000
	California EFA, TECP:
13,000,000	0.250% due 4/2/09	13,000,000
26,850,000	0.350% due 4/17/09	26,850,000
	California Infrastructure & Economic Development Bank Revenue:
900,000	California Academy of Sciences, LOC-Bank of Nova Scotia,
	0.250%, 4/1/09(a)	900,000
5,000,000	Colburn School, LOC-Allied Irish Bank PLC, 1.600%, 4/2/09(a)	5,000,000
5,800,000	St. Margarets Episcopal School, LOC-Allied Irish Bank PLC,
	1.250%, 4/2/09(a)	5,800,000
	California MFA Revenue:
1,500,000	Gideon Hausner Jewish Day, LOC-U.S. Bank NA, 0.320%, 4/2/09(a)	1,500,000
3,200,000	Serra Catholic School, LOC-Allied Irish Bank PLC, 1.250%, 4/2/09(a)	3,200,000
9,375,000	St. Andrews Parish, LOC-Allied Irish Bank PLC, 1.250%, 4/2/09(a)	9,375,000
8,070,000	Vacaville Christian Schools, LOC-Allied Irish Bank PLC, 1.540%, 4/2/09(a)	8,070,000
	California State University, TECP:
41,603,000	0.700% due 5/6/09	41,603,000
23,921,000	0.600% due 6/3/09	23,921,000

See Notes to Financial Statements.

8  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Education — 19.6% continued
	California Statewide CDA:
	Revenue:
$20,000,000	Azusa Pacific University Project, LOC-Allied Irish Bank PLC,
	1.250%, 4/2/09(a)	$20,000,000
15,450,000	Concordia University Project, LOC-U.S. Bank, 0.300%, 4/1/09(a)	15,450,000
1,100,000	Culinary Institute of America, LOC-Allied Irish Bank PLC,
	1.250%, 4/2/09(a)	1,100,000
	Los Angeles County Museum of Art, LOC-Wells Fargo Bank N.A.:
20,000,000	0.210%, 4/1/09(a)	20,000,000
25,000,000	0.220%, 4/1/09(a)	25,000,000
3,000,000	0.220%, 4/1/09(a)	3,000,000
9,600,000	0.250%, 4/1/09(a)	9,600,000
5,100,000	St. Mary & All Angels School, LOC-Allied Irish Bank PLC,
	1.600%, 4/2/09(a)	5,100,000
1,705,000	Tiger Woods Learning Foundation, LOC-Bank of America N.A.,
	0.250%, 4/2/09(a)	1,705,000
1,985,000	Touro University Project, LOC-JPMorgan Chase, 0.200%, 4/2/09(a)	1,985,000
2,635,000	University Retirement Community Project, LOC-Bank of America N.A.,
	0.250%, 4/1/09(a)	2,635,000
8,050,000	Webb Schools, LOC-Bank of New York, 0.370%, 4/2/09(a)	8,050,000
14,485,000	Coachella Valley, CA, USD, COP, 2006 School Financing Project, FSA,
	SPA-Dexia Credit Local, 1.500%, 4/2/09(a)	14,485,000
	Grant, CA, Joint Union High School District, COP:
2,275,000	Bridge Funding Program, FSA, SPA-Dexia Credit Local, 3.500%, 4/2/09(a)	2,275,000
18,800,000	School Facility Bridge Funding Program, FSA, SPA-Dexia Credit Local,
	3.500%, 4/2/09(a)	18,800,000
7,500,000	Los Altos, CA, School District, TRAN, 3.000% due 7/23/09	7,532,457
	Los Angeles, CA, COP:
2,500,000	Laurence School, LOC-Allied Irish Bank PLC, 1.250%, 4/2/09(a)	2,500,000
7,280,000	Loyola High School, LOC-Allied Irish Bank PLC, 1.250%, 4/2/09(a)	7,280,000
1,100,000	Windward School, LOC-Allied Irish Banks PLC, 1.250%, 4/2/09(a)	1,100,000
	Perris, CA:
3,600,000	School District COP, School Facility Bridge Project, FSA,
	SPA-Dexia Credit Local, 3.500%, 4/2/09(a)	3,600,000
8,285,000	Union High School District COP, School Financing Project, FSA,
	SPA-Dexia Credit Local, 2.250%, 4/2/09(a)	8,285,000
	Regents of University of California, TECP:
15,600,000	0.700% due 4/8/09	15,600,000
10,000,000	0.450% due 6/4/09	10,000,000
17,500,000	0.400% due 6/8/09	17,500,000
10,000,000	0.450% due 6/11/09	10,000,000
14,000,000	0.400% due 6/12/09	14,000,000
1,000,000	Riverside, CA, USD, COP, School Facility Bridge Funding Program, FSA,
	SPA-Wachovia Bank, 1.750%, 4/2/09(a)	1,000,000
26,200,000	Sacramento, CA, USD, COP, FSA, SPA-Dexia Credit Local, 0.950%, 4/2/09(a)	26,200,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2009 Annual Report  |  9

Schedule of investments continued
March 31, 2009

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Education — 19.6% continued
$1,125,000	San Diego County, CA, COP, Friends of Chabad, LOC-Comerica Bank,
	0.290%, 4/2/09(a)	$1,125,000
	San Jacinto, CA, USD, COP, School Facility Bridge Funding Project, FSA:
4,700,000	SPA-First Union National Bank, 1.750%, 4/2/09(a)	4,700,000
8,650,000	SPA-Dexia Credit Local, 3.500%, 4/2/09(a)	8,650,000
2,800,000	Santa Ana, CA, USD, COP, LOC-BNP Paribas, 0.200%, 4/1/09(a)	2,800,000
5,025,000	William S. Hart Unified High School District, COP, School Facility Bridge
	Funding Program, FSA, SPA-First Union National Bank, 1.250%, 4/2/09(a)	5,025,000

	Total Education	543,451,457

	Electric — 0.2%
6,200,000	MSR Public Power Agency, San Juan Project Revenue,
	LOC-Dexia Credit Local, 0.450%, 4/1/09(a)	6,200,000

	Finance — 5.2%
	California Communities Note Program, Note Participations:
80,000,000	Riverside, TRAN, 3.000% due 6/30/09	80,263,868
48,000,000	San Bernardino, TRAN, 3.000% due 6/30/09	48,158,321
15,920,000	Oakland, CA, Joint Powers Financing Authority Revenue,
	Fruitvale Transit Village, LOC-Citibank N.A., 0.280%, 4/1/09(a)	15,920,000

	Total Finance	144,342,189

	General Obligation — 4.6%
	Commonwealth of Puerto Rico, GO:
10,000,000	FSA, SPA-Dexia Bank, 2.270%, 4/2/09(a)	10,000,000
	Refunding, Public Improvements, FSA, SPA-Dexia Credit Local:
3,600,000	0.400%, 4/1/09(a)	3,600,000
1,000,000	0.400%, 4/1/09(a)	1,000,000
7,200,000	2.270%, 4/2/09(a)	7,200,000
	Irvine Ranch, CA, Water District, GO:
2,600,000	LOC-Bank of America N.A., 0.300%, 4/1/09(a)	2,600,000
	LOC-Landesbank Baden-Wurttemberg:
11,000,000	0.300%, 4/1/09(a)	11,000,000
10,000,000	0.180%, 4/2/09(a)	10,000,000
60,000,000	Oakland, CA, GO, TRAN, 3.000% due 7/17/09	60,250,980
	Puerto Rico Commonwealth, GO:
7,000,000	FSA, SPA-Dexia Bank, 2.270%, 4/2/09(a)	7,000,000
1,000,000	LOC-Wachovia Bank N.A., 0.270%, 4/2/09(a)	1,000,000
12,500,000	San Francisco, CA, GO, City & County USD, TRAN, 3.000% due 11/25/09	12,665,505

	Total General Obligation	126,316,485

	Hospitals — 10.6%
	California Health Facilities Finance Authority Revenue:
3,300,000	Hospital Adventist Health Systems B, LOC-Wachovia Bank N.A.,
	0.250%, 4/1/09(a)	3,300,000
	Kaiser Permanente, TECP:
24,000,000	0.500% due 4/1/09	24,000,000
15,000,000	0.600% due 4/2/09	15,000,000

See Notes to Financial Statements.

10  |  Western Asset California Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Hospitals — 10.6% continued
$29,000,000	0.700% due 4/6/09	$29,000,000
11,700,000	Lucile Salter Packard Children’s Hospital, 0.250%, 4/2/09(a)	11,700,000
36,000,000	Revenue, Stanford Hospital, 0.240%, 4/1/09(a)	36,000,000
3,885,000	Scripps Health, LOC-Northern Trust Co., 0.210%, 4/1/09(a)	3,885,000
32,100,000	Sisters of Charity Health Systems, 0.200%, 4/1/09(a)	32,100,000
15,000,000	Stanford Hospital & Clinics, 1.800% due 6/15/09(c)	15,000,000
	California Statewide CDA Revenue:
11,850,000	Children’s Hospital of Los Angeles, LOC-Bank of America N.A.,
	0.300%, 4/1/09(a)	11,850,000
	Kaiser Permanente, TECP:
10,000,000	0.450% due 6/1/09	10,000,000
14,000,000	0.500% due 6/9/09	14,000,000
6,000,000	0.550% due 7/14/09	6,000,000
6,000,000	0.600% due 4/2/09	6,000,000
7,000,000	0.700% due 4/6/09	7,000,000
8,700,000	Motion Picture & TV Fund, LOC-BNP Paribas, 0.250%, 4/2/09(a)	8,700,000
7,100,000	Rady Children’s Hospital, LOC-Allied Irish Bank PLC, 1.200%, 4/2/09(a)	7,100,000
23,385,000	St. Joseph Health Systems, 0.250%, 4/2/09(a)	23,385,000
3,600,000	Sweep Loan Program, LOC-Citibank N.A., 0.260%, 4/1/09(a)	3,600,000
20,860,000	Fresno, CA, Revenue, Trinity Health Credit, SPA-Landesbank
	Hessen-Thuringen, 0.400%, 4/2/09(a)	20,860,000
5,600,000	Loma Linda, CA, Hospital Revenue, Loma Linda University Medical,
	LOC-Bank of America N.A., 0.300%, 4/2/09(a)	5,600,000

	Total Hospitals	294,080,000

	Housing: Multi-Family — 10.3%
9,920,000	ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Housing Acton
	Courtyard Apartments, LOC-Wells Fargo Bank N.A., 0.600%, 4/2/09(a)(d)	9,920,000
1,580,000	Anaheim, CA, MFH Revenue, Cobblestone Apartments,
	FNMA-Collateralized, 0.550%, 4/2/09(a)(d)	1,580,000
	California Statewide CDA:
	MFH Revenue:
9,505,000	Arbor Ridge Apartments, FHLMC, LIQ-FHLMC, 0.500%, 4/2/09(a)(d)	9,505,000
7,800,000	Avian Glen Apartments Project, LOC-Citibank N.A.,
	0.490%, 4/2/09(a)(d)	7,800,000
3,415,000	Breezewood Apartments, FNMA, LIQ-FNMA, 0.550%, 4/2/09(a)(d)	3,415,000
7,550,000	Campus Pointe Apartments, FNMA, LIQ-FNMA, 0.520%, 4/2/09(a)(d)	7,550,000
8,200,000	David Avenue Apartments, FHLMC, LIQ-FHLMC, 0.600%, 4/1/09(a)(d)	8,200,000
3,400,000	Harmony Court Apartments, FNMA, LIQ-FNMA, 0.550%, 4/2/09(a)(d)	3,400,000
7,009,000	Parkside Terrace, FHLMC, LIQ-FHLMC, 0.500%, 4/1/09(a)(d)	7,009,000
3,550,000	Phoenix Terrace Apartments, FNMA, LIQ-FNMA, 0.520%, 4/2/09(a)(b)(d)	3,550,000
5,440,000	Stoneridge Elk Grove, LOC-Citibank N.A., 0.490%, 4/2/09(a)(d)	5,440,000
	Multi-Family Revenue:
5,685,000	Varenna Care Center LP, LOC-FHLB, 0.350%, 4/2/09(a)	5,685,000
600,000	Village Hesperia Apartment, FNMA, 0.550%, 4/2/09(a)(d)	600,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2009 Annual Report  |  11

Schedule of investments continued
March 31, 2009

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Housing: Multi-Family — 10.3% continued
$6,955,000	Corona, CA, MFH Revenue, Housing Country Hills Project,
	FHLMC-Collateralized, 0.300%, 4/2/09(a)	$6,955,000
10,300,000	Daly City, CA, HFA, Multifamily Revenue, Refunding, Serramonte Del Rey,
	0.300%, 4/2/09(a)	10,300,000
14,995,000	Fresno, CA, MFH Revenue, Heron Pointe Apartments, FNMA, LIQ-FNMA,
	0.300%, 4/2/09(a)	14,995,000
3,100,000	Garden Grove, CA, MFH Revenue, Housing California, Malabar
	Apartments, FNMA-Collateralized, 0.400%, 4/2/09(a)(d)	3,100,000
1,405,000	Los Angeles County, CA, Housing Authority MFH Revenue, Sand Canyon,
	LIQ- FHLMC, 0.300%, 4/2/09(a)	1,405,000
	Los Angeles, CA:
	Community RDA, MFH Revenue:
22,700,000	Grand Promenade Project, FHLMC, 0.300%, 4/2/09(a)	22,700,000
5,800,000	Wilshire Station Apartments, LOC-Bank of America N.A.,
	0.400%, 4/1/09(a)(d)	5,800,000
2,700,000	MFH Revenue, Louisiana Brea Apartments Project,
	LOC-Citibank N.A., 0.550%, 4/2/09(a)(d)	2,700,000
3,600,000	Modesto, CA, MFH Revenue, Westdale Commons, FNMA, LIQ-FNMA,
	0.348%, 4/1/09(a)	3,600,000
	Orange County, CA:
13,725,000	Apartment Development Revenue, Wood Canyon Villas, Issue E,
	FNMA-Collateralized, 0.550%, 4/2/09(a)(d)	13,725,000
14,340,000	Housing Authority, Apartment Development Revenue, Refunding,
	Oasis Martinique I, LIQ-FNMA, 0.310%, 4/2/09(a)	14,340,000
23,100,000	Pasadena, CA, CDA, MFH Revenue, Holly Street Apartments,
	FNMA-Collateralized, 0.540%, 4/2/09(a)(d)	23,100,000
	Sacramento County, CA, Housing Authority MFH Revenue:
5,900,000	Ashford, FNMA, 0.350%, 4/2/09(a)	5,900,000
17,800,000	Logan Park Apartments, FHLMC, LIQ-FHLMC, 0.500%, 4/2/09(a)(d)	17,800,000
15,000,000	Seasons at Winter, LIQ-FHLMC, 0.500%, 4/2/09(a)(d)	15,000,000
2,300,000	The Lofts at Natomas Apartments LLC, LIQ-FNMA, 0.550%, 4/2/09(a)(d)	2,300,000
4,595,000	San Diego, CA, Housing Authority MFH Revenue, Hillside Garden
	Apartments, FNMA, LIQ-FNMA, 0.550%, 4/2/09(a)(d)	4,595,000
	San Francisco, CA:
	City & County MFH Revenue:
5,305,000	8th & Howard Family Apartments, LOC-Citibank N.A.,
	0.490%, 4/2/09(a)(d)	5,305,000
900,000	Folsom Dore Apartment Project, LOC-Citibank N.A.,
	0.490%, 4/2/09(a)(d)	900,000
	City & County RDA, Multi-Family Revenue:
20,000,000	Bayside Village Project, LOC-Bank One Arizona N.A.,
	0.300%, 4/1/09(a)	20,000,000
2,500,000	Namiki Apartments, LOC-Citibank N.A., 0.500%, 4/1/09(a)(d)	2,500,000
5,584,000	Ocean Beach Apartments, LOC-Citibank N.A., 0.490%, 4/1/09(a)(d)	5,584,000
6,860,000	San Jose, CA, MFH Revenue, Villa Monterey Apartments, FNMA,
	LIQ-FNMA, 0.500%, 4/2/09(a)(d)	6,860,000

See Notes to Financial Statements.

12  |  Western Asset California Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Housing: Multi-Family — 10.3% continued
$980,000	West Covina, CA, RDA Lease Revenue, Lakes Public Parking Project,
	LOC-Allied Irish Bank PLC, 1.250%, 4/1/09(a)	$980,000

	Total Housing: Multi-Family	284,098,000

	Housing: Single Family — 0.3%
6,065,000	Los Angeles, CA, Single-Family Mortgage Revenue, SPA-State Street
	Bank & Trust Co., 0.950%, 4/1/09(a)(d)	6,065,000
1,400,000	Upland, CA, Apartment Development Revenue, Refunding Mountain Springs,
	LIQ-FNMA, 0.350%, 4/2/09(a)	1,400,000

	Total Housing: Single Family	7,465,000

	Industrial Development — 1.9%
	Alameda County, CA, IDA Revenue:
2,330,000	JMS Family Partnership, LOC-Wells Fargo Bank N.A.,
	0.600%, 4/1/09(a)(d)	2,330,000
4,660,000	Plyproperties Project, LOC-Wells Fargo Bank, N.A., 0.650%, 4/2/09(a)(d)	4,660,000
	California Infrastructure & Economic Development Bank Revenue:
	California Academy of Sciences:
4,300,000	LOC-Allied Irish Bank PLC, 0.450%, 4/1/09(a)	4,300,000
2,620,000	LOC-Northern Trust Co., 0.250%, 4/1/09(a)	2,620,000
5,600,000	LOC-U.S. Bank N.A., 0.250%, 4/1/09(a)	5,600,000
955,000	IDR, RCP Block & Brick, LOC-U.S. Bank N.A., 0.520%, 4/2/09(a)(d)	955,000
6,995,000	Los Angeles County Museum, LOC-Bank of New York, 0.250%, 4/1/09(a)	6,995,000
11,500,000	Rand Corp., LOC-Bank of America N.A., 0.300%, 4/1/09(a)	11,500,000
	California MFA:
3,200,000	Exempt Facilities Revenue, Refunding, ExxonMobil Project,
	0.240%, 4/1/09(a)(d)	3,200,000
5,755,000	IDR, Edelbrock Permanent Mold, LOC-Bank of America N.A.,
	0.550%, 4/2/09(a)(d)	5,755,000
	California Statewide CDA:
1,400,000	A&B Die Casting Corp., LOC-Bank of America N.A., 0.820%, 4/2/09(a)(d)	1,400,000
1,250,000	Revenue, Nonprofits Insurance Alliance, LOC-Comerica Bank,
	0.550%, 4/2/09(a)	1,250,000
1,225,000	Riverside County, CA, IDA, IDR, Spenuzza Inc. Project,
	LOC-Bank of America N.A., 0.550%, 4/2/09(a)(d)	1,225,000

	Total Industrial Development	51,790,000

	Life Care Systems — 0.8%
	ABAG Finance Authority for Nonprofit Corp., CA:
5,730,000	Eskaton Village-Roseville, LOC-KBC Bank NV, 0.440%, 4/2/09(a)	5,730,000
5,845,000	Revenue, Pathways Home Health Hospice, LOC-U.S. Bank,
	0.440%, 4/2/09(a)	5,845,000
11,550,000	California Statewide Community Development Corp., COP, Covenant
	Retirement Communities, LOC-LaSalle National Bank, 0.280%, 4/2/09(a)	11,550,000

	Total Life Care Systems	23,125,000

	Miscellaneous — 2.6%
17,000,000	California Infrastructure & Economic Development Bank Revenue,
	The J. Paul Getty Trust, 1.700% due 4/1/09(c)	17,000,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2009 Annual Report  |  13

Schedule of investments continued
March 31, 2009

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Miscellaneous — 2.6% continued
$1,674,000	Irvine, CA, Improvement Bond Act of 1915, Assessment District 87-8,
	LOC-KBC Bank NV, 0.300%, 4/1/09(a)	$1,674,000
	Municipal Import Corp. of Los Angeles, TECP:
7,000,000	0.350% due 5/6/09	7,000,000
3,000,000	0.360% due 5/6/09	3,000,000
10,000,000	0.400% due 5/6/09	10,000,000
4,750,000	0.450% due 5/6/09	4,750,000
	Lease Revenue:
14,000,000	0.350% due 5/1/09	14,000,000
3,000,000	0.550% due 5/4/09	3,000,000
8,500,000	0.350% due 5/6/09	8,500,000
1,500,000	0.400% due 5/6/09	1,500,000
2,380,000	Oakland, CA, Joint Powers Financing Authority Revenue, Fruitvale Health
	Project Inc., LOC-Citibank N.A., 0.280%, 4/1/09(a)	2,380,000

	Total Miscellaneous	72,804,000

	Pollution Control — 2.6%
	California PCFA:
13,375,000	Environmental Improvement Revenue, Atlantic Richfield Co.,
	0.480%, 4/1/09(a)(d)	13,375,000
12,895,000	Exempt Facilities Revenue, Refunding, Exxon Mobil Project,
	0.240%, 4/1/09(a)(d)	12,895,000
3,600,000	Pollution Control Revenue, Refunding, ExxonMobil Project,
	0.200%, 4/1/09(a)	3,600,000
	Solid Waste Disposal Revenue:
7,990,000	Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.,
	0.710%, 4/1/09(a)(d)	7,990,000
9,970,000	Garaventa Enterprises, LOC-Bank of America N.A., 0.730%,
	4/1/09(a)(d)	9,970,000
11,000,000	Waste Connections Inc. Project, LOC-Bank of America N.A,
	0.550%, 4/2/09(a)(d)	11,000,000
13,750,000	TECP, 1.000% due 6/1/09	13,750,000

	Total Pollution Control	72,580,000

	Public Facilities — 3.1%
	California Infrastructure & Economic Development Bank Revenue:
1,280,000	Contemporary Jewish Museum, LOC-Bank of America N.A.,
	0.300%, 4/1/09(a)	1,280,000
7,265,000	India Community Center, LOC-Bank of America N.A., 0.300%, 4/1/09(a)	7,265,000
	Orange County Performing Arts Center:
4,000,000	LOC-Allied Irish Bank PLC, 1.600%, 4/2/09(a)	4,000,000
15,000,000	LOC-Bank of America N.A., 0.300%, 4/1/09(a)	15,000,000
5,500,000	California Statewide CDA, Revenue, North Peninsula Jewish Community
	Center, LOC-Bank of America N.A., 0.300%, 4/1/09(a)	5,500,000
5,675,000	Fremont, CA, COP, Capital Improvement Financing Project,
	LOC-Scotiabank, 0.300%, 4/2/09(a)	5,675,000
5,800,000	Glendale, CA, COP, Police Building Project, SPA-Morgan Guaranty Trust,
	0.200%, 4/2/09(a)	5,800,000

See Notes to Financial Statements.

14  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Public Facilities — 3.1% continued
$6,520,000	Hesperia, CA, Public Financing Authority, 1993 Street Improvement
	Project, LOC-Bank of America N.A., 0.550%, 4/1/09(a)	$6,520,000
	Irvine, CA, Improvement Bond Act 1915:
2,000,000	Assessment District 04-20, LOC-KBC Bank NV, 0.300%, 4/1/09(a)	2,000,000
1,800,000	Assessment District No. 94, LOC-State Street Bank & Trust Co.,
	0.300%, 4/1/09(a)	1,800,000
2,091,000	Revenue, Limited Obligation, Assessment District 04-20, LOC-KBC Bank NV,
	0.300%, 4/1/09(a)	2,091,000
7,500,000	Livermore, CA, COP, Capital Projects, LOC-Allied Irish Bank N.A.,
	1.000%, 4/2/09(a)	7,500,000
2,500,000	Los Angeles, CA, Municipal Improvement Corp., Lease Revenue, TECP,
	LOC-Bank of America N.A., 0.700% due 4/2/09	2,500,000
2,100,000	Orange County, CA, Improvement Bond, Assessment District No. 88-1,
	LOC-KBC Bank N.V., 0.250%, 4/1/09(a)	2,100,000
3,000,000	San Francisco, CA, City & County Finance Corp. Lease Revenue, Moscone
	Center, LOC-State Street Bank & Trust Co., 0.300%, 4/2/09(a)	3,000,000
	Ventura County, CA, PFA, TECP:
9,850,000	0.300% due 4/7/09	9,850,000
4,000,000	0.380% due 4/7/09	4,000,000

	Total Public Facilities	85,881,000

	Solid Waste — 1.4%
7,000,000	California MFA Solid Waste Revenue, Allied Waste North America Inc.,
	LOC-Bank of America N.A., 0.550%, 4/2/09(a)(d)	7,000,000
	California PCFA:
2,170,000	Alameda County Industrial Project, LOC-Wells Fargo Bank N.A.,
	0.730%, 4/1/09(a)(d)	2,170,000
2,535,000	Athens Disposal Inc. Project, LOC-Wells Fargo Bank N.A.,
	0.730%, 4/1/09(a)(d)	2,535,000
6,345,000	Athens Services Project, LOC-Wells Fargo Bank N.A., 0.730%, 4/1/09(a)(d)	6,345,000
1,105,000	BLT Enterprises, LOC-Wells Fargo Bank N.A., 0.730%, 4/1/09(a)(d)	1,105,000
	Blue Line Transfer Inc. Project, LOC-Wells Fargo Bank N.A.:
6,965,000	0.730%, 4/1/09(a)(d)	6,965,000
1,775,000	0.730%, 4/1/09(a)(d)	1,775,000
3,300,000	Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.,
	0.710%, 4/1/09(a)(d)	3,300,000
8,500,000	Solid Waste Disposal Revenue, Burrtec Waste Group Inc.,
	LOC-U.S. Bank N.A., 0.710%, 4/1/09(a)(d)	8,500,000

	Total Solid Waste	39,695,000

	Tax Allocation — 2.6%
	Commonwealth of Puerto Rico:
4,600,000	GO, FSA, SPA-Dexia Credit Local, 3.250%, 4/2/09(a)	4,600,000
10,000,000	TRAN, LOC-Bank of Nova Scotia, 3.000% due 7/30/09	10,044,093
40,000,000	Los Angeles County, CA, TRAN, 3.000% due 6/30/09	40,137,868
16,305,000	Morgan Hill, CA, RDA Tax Allocation, Ojo De Agua Redevelopment
	Project, LOC-Scotiabank, 0.400%, 4/2/09(a)	16,305,000

	Total Tax Allocation	71,086,961

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  15

Schedule of investments continued
March 31, 2009

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Transportation — 10.9%
$3,575,000	California Transit Finance Authority, FSA, SPA-Credit Suisse First Boston,
	3.250%, 4/1/09(a)	$3,575,000
	City of Long Beach, CA, TECP:
7,255,000	0.380% due 4/7/09	7,255,000
3,332,000	0.450% due 6/11/09	3,332,000
2,004,000	0.500% due 6/11/09	2,004,000
17,500,000	Contra Costa County, CA, Transportation, TECP, 0.400% due 5/12/09	17,500,000
3,000,000	Long Beach, CA, Bond Finance Authority Lease Revenue,
	Rainbow Harbor Refinancing Project, AMBAC, 5.250% due 5/1/09(e)	3,038,727
7,030,000	Los Angeles County, CA, MTA, TECP, 1.750% due 4/7/09	7,030,000
1,100,000	Los Angeles Department of Airports, Revenue, International Airport A,
	LOC-BNP Paribas, 0.250%, 4/1/09(a)(d)	1,100,000
3,825,000	Orange County, CA, TECP, Local Transportation, 1.400% due 4/9/09	3,825,000
	San Francisco County, CA, Transportation Authority, TECP,
	LIQ-Landesbank Baden-Wurttemberg:
2,000,000	0.500% due 6/10/09	2,000,000
7,300,000	0.550% due 6/11/09	7,300,000
	LOC-Landesbank Baden-Wurttemberg:
18,750,000	0.800% due 4/2/09	18,750,000
34,100,000	0.800% due 4/6/09	34,100,000
7,150,000	SPA-Landesbank Baden-Wurttemberg, 0.550% due 6/11/09	7,150,000
	San Francisco, CA, City & County Airports Commission, International
	Airport Revenue:
17,640,000	3.000% due 12/1/09(c)(d)(f)	17,814,263
	FSA, SPA-Dexia Credit Local:
10,000,000	1.500%, 4/1/09(a)	10,000,000
36,045,000	1.750%, 4/1/09(a)(d)	36,045,000
4,400,000	1.750%, 4/1/09(a)	4,400,000
39,645,000	2.250%, 4/1/09(a)(d)	39,645,000
22,100,000	San Francisco, CA, City & County Airports Commission, International
	Airport Revenue Assured Gty., SPA-Landesbank Baden-Wurttemberg,
	0.500%, 4/1/09(a)(d)	22,100,000
	San Francisco, CA, City & County Airports Commission, International
	Airport Revenue, TECP:
9,000,000	0.450% due 5/1/09	9,000,000
21,800,000	0.400% due 6/10/09	21,800,000
21,789,000	San Jose, CA, International Airport State University, TECP, 1.850% due 4/2/09	21,789,000

	Total Transportation	300,552,990

	Utilities — 10.8%
3,300,000	California Alternative Energy Source Financing Authority Cogeneration
	Revenue, Refunding, GE Capital Corp., Arroyo, 0.530%, 4/1/09(a)(d)	3,300,000
	California Infrastructure & Economic Development Bank Revenue,
	Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.:
5,700,000	0.250%, 4/1/09(a)(d)	5,700,000
10,000,000	0.350%, 4/1/09(a)(d)	10,000,000

See Notes to Financial Statements.

16  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Utilities — 10.8% continued
	California PCFA, PCR, Pacific Gas & Electric:
$6,700,000	LOC-JPMorgan Chase, 0.250%, 4/1/09(a)	$6,700,000
100,000	LOC-Bank One N.A., 0.200%, 4/1/09(a)	100,000
	California State Department of Water Resources:
	Power Supply Revenue:
	LOC-Bank of New York:
100,000	0.250%, 4/1/09(a)	100,000
22,400,000	0.220%, 4/2/09(a)	22,400,000
6,290,000	LOC-Bank of Nova Scotia, 0.200%, 4/2/09(a)	6,290,000
33,075,000	LOC-Dexia Credit Local, 0.800%, 4/2/09(a)	33,075,000
	LOC-Landesbank Hessen-Thuringen:
7,300,000	0.250%, 4/1/09(a)	7,300,000
20,780,000	0.200%, 4/2/09(a)	20,780,000
4,600,000	Refunding, LOC-Lloyds TSB Bank PLC, 0.400%, 4/1/09(a)	4,600,000
25,000,000	East Bay, CA, MUD Waste Water, TECP, 0.300% due 4/3/09	25,000,000
1,250,000	Hillsborough, CA, COP, Water & Sewer Systems Projects,
	SPA-JPMorgan Chase, 0.200%, 4/2/09(a)	1,250,000
	Los Angeles, CA, Department of Water & Power:
4,880,000	LOC-JPMorgan Chase, Lloyds TSB Bank PLC, 0.220%, 4/2/09(a)	4,880,000
	SPA-Banco Bilboa Vizcaya:
7,700,000	0.150%, 4/1/09(a)	7,700,000
2,600,000	0.200%, 4/2/09(a)	2,600,000
2,300,000	SPA-JPMorgan Chase, Lloyds TSB Bank PLC, 0.220%, 4/2/09(a)	2,300,000
	TECP:
12,500,000	0.350% due 6/2/09	12,500,000
4,000,000	0.400% due 6/16/09	4,000,000
60,600,000	0.450% due 6/16/09	60,600,000
	Water & Power Revenue, SPA-JPMorgan Chase, Lloyds TSB Bank PLC:
2,800,000	0.220%, 4/2/09(a)	2,800,000
4,785,000	0.270%, 4/2/09(a)	4,785,000
21,275,000	Waterworks Revenue, TECP, LOC-Banco Bilbao Vizcaya,
	SPA-Wells Fargo Bank N.A., 0.230%, 4/2/09(a)	21,275,000
3,500,000	San Franciso, CA, Public Utilities, TECP, 0.500% due 6/4/09	3,500,000
25,650,000	Walnut, CA, Energy Center Authority, TECP, 0.550% due 4/2/09	25,650,000

	Total Utilities	299,185,000

	Water & Sewer — 12.3%
12,500,000	Bakersfield, CA, Wastewater Revenue, FSA, SPA-Dexia Credit Local,
	1.500%, 4/2/09(a)	12,500,000
26,610,000	California State Department of Water Resources, TECP,
	LIQ-Landesbank Hessen-Thuringen, Power Supply Revenue,
	LOC-Citibank N.A., 0.200%, 4/2/09(a)	26,610,000
41,380,000	City of Santa Rosa, CA, Wastewater Revenue, Refunding,
	LOC-Landesbank Baden-Wurttemberg, 0.350%, 4/2/09(a)	41,380,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  17

Schedule of investments continued
March 31, 2009

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Water & Sewer — 12.3% continued
	Eastern Municipal Water District:
$6,965,000	CA, Water & Sewer Revenue, COP, SPA-Wells Fargo Bank N.A.,
	0.220%, 4/1/09(a)	$6,965,000
10,600,000	Water & Sewer Revenue, COP, SPA-Wells Fargo Bank N.A.,
	0.220%, 4/1/09(a)	10,600,000
8,000,000	Elsinore Valley, CA, Municipal Water District, COP, LOC-Allied Irish Bank PLC,
	1.250%, 4/2/09(a)	8,000,000
6,700,000	Hillsborough, CA, COP, Water & Sewer Systems Project,
	SPA-JPMorgan Chase, 0.200%, 4/2/09(a)	6,700,000
	Los Angeles, CA, Waste Water Systems Revenue:
100,000	LOC-Bank of America N.A., 0.300%, 4/2/09(a)	100,000
	LOC-Bank of Nova Scotia:
8,600,000	0.190%, 4/2/09(a)	8,600,000
11,100,000	0.200%, 4/2/09(a)	11,100,000
	Metropolitan Water District of Southern California:
200,000	Refunding, SPA-Lloyds TSB Bank PLC, 0.200%, 4/2/09(a)	200,000
	SPA-Banco Bilbao Vizcaya:
28,625,000	0.200%, 4/1/09(a)	28,625,000
6,200,000	0.260%, 4/2/09(a)	6,200,000
3,200,000	SPA-BNP Paribas, 0.200%, 4/1/09(a)	3,200,000
2,915,000	SPA-JPMorgan Chase, 0.200%, 4/2/09(a)	2,915,000
6,625,000	SPA-Landesbank Baden-Wurttemberg, 0.230%, 4/2/09(a)	6,625,000
2,900,000	SPA-Landesbank Hessen, 0.260%, 4/2/09(a)	2,900,000
4,700,000	SPA-Lloyds TSB Bank PLC, 0.200%, 4/1/09(a)	4,700,000
2,375,000	Waterworks Revenue, Refunding, SPA-JPMorgan Chase, 0.200%, 4/2/09(a)	2,375,000
1,300,000	Orange County, CA, Sanitation Districts, COP, SPA-Dexia Public Finance,
	1.000%, 4/1/09(a)	1,300,000
1,900,000	Otay, CA, COP, Capital Projects, LOC-Landesbank Hessen,
	0.200%, 4/1/09(a)	1,900,000
4,925,000	Pittsburg, CA, Public Financing Authority Water Revenue,
	LOC-Allied Irish Bank PLC, 0.940%, 4/2/09(a)	4,925,000
3,500,000	Rancho, CA, Water District Financing Authority Revenue,
	LOC-UBS AG, 0.250%, 4/1/09(a)	3,500,000
	Sacramento County, CA, Sanitation District Financing Authority Revenue:
4,200,000	LIQ-Bank of America N.A., 0.300%, 4/1/09(a)	4,200,000
	LOC-Bank of America N.A.:
15,650,000	0.300%, 4/1/09(a)	15,650,000
5,800,000	0.300%, 4/1/09(a)	5,800,000
5,000,000	LOC-U.S. Bank N.A., 0.250%, 4/1/09(a)	5,000,000
	San Diego County, CA, Water Authority, TECP:
18,500,000	0.300% due 4/9/09	18,500,000
9,500,000	2.000% due 4/9/09	9,500,000
14,000,000	0.400% due 6/2/09	14,000,000
10,000,000	0.500% due 6/2/09	10,000,000

See Notes to Financial Statements.

18  |  Western Asset California Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Water & Sewer — 12.3% continued
	Turlock Irrigation District, TECP:
$49,600,000	0.400% due 4/1/09	$49,600,000
5,500,000	0.420% due 4/2/09	5,500,000
1,040,000	West Basin, CA, Municipal Water District Revenue COP,
	SPA-Dexia Credit Local, 1.050%, 4/1/09(a)	1,040,000

	Total Water & Sewer	340,710,000

	TOTAL INVESTMENTS — 99.8% (Cost — $2,763,363,082#)	2,763,363,082
	Other Assets in Excess of Liabilities — 0.2%	6,434,026

	TOTAL NET ASSETS — 100.0%	$2,769,797,108

(a)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Maturity date shown represents the mandatory tender date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	—	Association of Bay Area Governor
AMBAC	—	Ambac Assurance Corporation - Insured Bonds
CDA	—	Community Development Authority
COP	—	Certificate of Participation
EFA	—	Educational Facilities Authority
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance - Insured Bonds
GO	—	General Obligation
HFA	—	Housing Finance Authority
IDA	—	Industrial Development Authority
IDR	—	Industrial Development Revenue
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MFA	—	Municipal Finance Authority
MFH	—	Multi-Family Housing
MTA	—	Metropolitan Transportation Authority
MUD	—	Municipal Utilities District
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Facilities Authority
RDA	—	Redevelopment Agency

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2009 Annual Report  |  19

Schedule of investments continued
March 31, 2009

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

SPA	—	Standby Bond Purchase Agreement - Insured Bonds
TECP	—	Tax Exempt Commercial Paper
TRAN	—	Tax and Revenue Anticipation Notes
USD	—	Unified School District

RATINGS TABLE* (unaudited)
S&P/Moody’s/Fitch**
A-1	73.3%
VMIG1	10.4
SP-1	9.8
F-1	3.6
A/A	1.3
AAA/Aaa	1.0
P-1	0.3
MIG1	0.3

100.0%

*	As a percentage of total investments.

**	S&P primary rating; Moody’s secondary, then Fitch.

See pages 21 and 22 for definitions of ratings.

See Notes to Financial Statements.

20  |  Western Asset California Municipal Money Market Fund 2009 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or  minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Western Asset California Municipal Money Market Fund 2009 Annual Report  |  21

Bond ratings (unaudited) continued

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

22  |  Western Asset California Municipal Money Market Fund 2009 Annual Report

Statement of assets and liabilities
March 31, 2009

ASSETS:
Investments, at value	$2,763,363,082
Interest receivable	7,570,615
Prepaid Treasury Guarantee Program fees (Note 11)	262,043
Prepaid expenses	73,001
Other assets	19,442

Total Assets	2,771,288,183

LIABILITIES:
Investment management fee payable	1,023,172
Distribution fees payable	234,130
Trustees’ fees payable	49,285
Distributions payable	34,610
Due to custodian	1,391
Payable for Fund shares repurchased	904
Accrued expenses	147,583

Total Liabilities	1,491,075

TOTAL NET ASSETS	$2,769,797,108

NET ASSETS:
Par value (Note 5)	$27,696
Paid-in capital in excess of par value	2,769,607,116
Undistributed net investment income	134,054
Accumulated net realized gain on investments	28,242

TOTAL NET ASSETS	$2,769,797,108

Shares Outstanding:
Class A	2,696,688,865
Class I	72,942,787
Net Asset Value:
Class A	$1.00
Class I	$1.00

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  23

Statement of operations
For the Year Ended March 31, 2009

INVESTMENT INCOME:
Interest	$62,188,691

EXPENSES:
Investment management fee (Note 2)	15,187,165
Distribution fees (Notes 2 and 3)	3,536,486
Treasury Guarantee Program fees (Note 11)	682,825
Legal fees	179,484
Transfer agent fees (Note 3)	137,601
Shareholder reports (Note 3)	93,294
Trustees’ fees	77,592
Insurance	48,899
Registration fees	47,546
Audit and tax	42,032
Custody fees	24,480
Miscellaneous expenses	9,667

Total Expenses	20,067,071
Less: Fees paid indirectly (Note 1)	(106)

Net Expenses	20,066,965

NET INVESTMENT INCOME	42,121,726

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	162,296

INCREASE IN NET ASSETS FROM OPERATIONS	$42,284,022

See Notes to Financial Statements.

24  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED MARCH 31,	2009	2008

OPERATIONS:
Net investment income	$42,121,726	$86,387,626
Net realized gain	162,296	317,384

Increase in Net Assets From Operations	42,284,022	86,705,010

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(41,987,672)	(86,465,084)
Net realized gains	(134,054)	(358,978)

Decrease in Net Assets From Distributions to Shareholders	(42,121,726)	(86,824,062)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	14,198,209,841	18,176,351,248
Reinvestment of distributions	39,293,549	82,107,284
Cost of shares repurchased	(15,416,002,858)	(17,073,085,542)

Increase (Decrease) in Net Assets From Fund Share Transactions	(1,178,499,468)	1,185,372,990

INCREASE (DECREASE) IN NET ASSETS	(1,178,337,172)	1,185,253,938

NET ASSETS:
Beginning of year	3,948,134,280	2,762,880,342

End of year*	$2,769,797,108	$3,948,134,280

*Includes undistributed net investment income of:	$134,054	—

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  25

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS A SHARES	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME FROM OPERATIONS:
Net investment income	0.011	0.028	0.030	0.021	0.009
Net realized gain[1]	0.000	0.000	0.000	0.000	0.000

Total income from operations	0.011	0.028	0.030	0.021	0.009

LESS DISTRIBUTIONS FROM:
Net investment income	(0.011)	(0.028)	(0.030)	(0.021)	(0.009)
Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Total distributions	(0.011)	(0.028)	(0.030)	(0.021)	(0.009)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	1.12%	2.83%	2.98%	2.15%	0.87%

NET ASSETS, END OF YEAR (MILLIONS)	$2,697	$3,897	$2,724	$2,736	$2,637

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.56%[3]	0.54%	0.55%[4]	0.57%	0.59%
Net expenses[5]	0.56 [3,6]	0.54 [6]	0.54 [4,7]	0.57 [7]	0.58 [7]
Net investment income	1.17	2.73	2.93	2.14	0.89

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.54%.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.54%.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.80%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS I SHARES	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME FROM OPERATIONS:
Net investment income	0.012	0.029	0.030	0.022	0.010
Net realized gain[1]	0.000	0.000	0.000	0.000	0.000

Total income from operations	0.012	0.029	0.030	0.022	0.010

LESS DISTRIBUTIONS FROM:
Net investment income	(0.012)	(0.029)	(0.030)	(0.022)	(0.010)
Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Total distributions	(0.012)	(0.029)	(0.030)	(0.022)	(0.010)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	1.23%	2.94%	3.08%	2.27%	0.99%

NET ASSETS, END OF YEAR (MILLIONS)	$73	$51	$39	$23	$37

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.45%[3]	0.44%	0.45%[4]	0.45%	0.47%
Net expenses[5]	0.45 [3,6]	0.44 [6]	0.44 [4,7]	0.45 [7]	0.46 [7]
Net investment income	1.22	2.80	3.04	2.22	1.02

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.43%.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.44%.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset California Municipal Money Market Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MARCH 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in securities	$2,763,363,082	—	$2,763,363,082	—

28  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains,

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  29

Notes to financial statements continued

if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

30  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

During the year ended March 31, 2009, the Fund’s Class A and I shares had voluntary expense limitations in place of 0.80% and 0.70%, respectively.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of March 31, 2009, the Fund had accrued $20,697 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class A shares calculated at the annual rate of 0.10% of the average daily net assets of the class. Distribution fees are accrued and paid monthly.

For the year ended March 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES

Class A	$3,536,486	$137,597	$93,290
Class I	—	4	4

Total	$3,536,486	$137,601	$93,294

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  31

Notes to financial statements continued

4. Distributions to shareholders by class

	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008

Net Investment Income:
Class A	$41,099,644	$84,438,037
Class I	888,028	2,027,047

Total	$41,987,672	$86,465,084

Net Realized Gains:
Class A	$131,009	$350,529
Class I	3,045	8,449

Total	$134,054	$358,978

5. Shares of beneficial interest

At March 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008

Class A
Shares sold	13,915,829,588	17,769,955,970
Shares issued on reinvestment	39,263,683	81,920,598
Shares repurchased	(15,155,312,602)	(16,679,113,661)

Net increase (decrease)	(1,200,219,331)	1,172,762,907

Class I
Shares sold	282,380,253	406,395,278
Shares issued on reinvestment	29,866	186,686
Shares repurchased	(260,690,256)	(393,971,881)

Net increase	21,719,863	12,610,083

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

32  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS I

Daily 4/30/2009	$0.000069	$0.000164

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2009	2008

Distributions Paid From:
Tax-exempt income	$41,980,093	$86,314,603
Ordinary income	$141,633	$192,533
Net long-term capital gains	—	316,926

Total taxable distributions	141,633	509,459

Total distributions paid	$42,121,726	$86,824,062

As of March 31, 2009, there were no significant differences between the book and tax components of net assets.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  33

Notes to financial statements continued

and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and

34  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009.

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  35

Notes to financial statements continued

The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,”

36  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  37

Notes to financial statements continued

interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

11. Treasury guarantee

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in this extension.

In order to participate in the Guarantee Program during the initial term, the Fund has paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. The fee for participation in each extension was 0.015%.

38  |   Western Asset California Municipal Money Market Fund 2009 Annual Report

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset California Municipal Money Market Fund, a series of Legg Mason Partners Money Market Trust, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset California Municipal Money Market Fund as of March 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 26, 2009

Western Asset California Municipal Money Market Fund 2009 Annual Report   |  39

Board approval of management and
subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Money Market Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset California Municipal Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

40  |   Western Asset California Municipal Money Market Fund

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information

Western Asset California Municipal Money Market Fund   |  41

Board approval of management and
subadvisory agreements (unaudited) continued

throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as California tax-exempt money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was slightly below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees

42  |   Western Asset California Municipal Money Market Fund

provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as California tax-exempt money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was slightly below the median. The Board took into account management’s discussion of the Fund’s expenses.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its contractual management fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Western Asset California Municipal Money Market Fund   |  43

Board approval of management and
subadvisory agreements (unaudited) continued

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

44  |   Western Asset California Municipal Money Market Fund

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset California Municipal Money Market Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholders Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

Western Asset California Municipal Money Market Fund   |  45

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

46  |  Western Asset California Municipal Money Market Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

Western Asset California Municipal Money Market Fund  |  47

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	64

Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

48  |  Western Asset California Municipal Money Market Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	140
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

Western Asset California Municipal Money Market Fund  |  49

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

50  |  Western Asset California Municipal Money Market Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset California Municipal Money Market Fund  |  51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2009:

Distributions Paid	April 1, 2008- June 30, 2008	July 1, 2008- October 31, 2008	November 28, 2008	December 1, 2008- March 31, 2009

Tax-exempt interest:
Class A	99.94%	100.00%	93.51%	100.00%
Class I	99.94%	100.00%	94.26%	100.00%
Ordinary income:
Class A	0.06%*	—	6.49%*	—
Class I	0.06%*	—	5.74%*	—

*

All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

52  |  Western Asset California Municipal Money Market Fund

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Western Asset California Municipal Money Market Fund

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent*

Boston Financial Data Services, Inc.
 2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered
public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Western Asset California Municipal Money Market Fund

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland business trust.

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND Legg Mason Funds 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset California Municipal Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008 based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC WAS04037 5/09 SR09-807

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2008 and March 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $123,250 in 2008 and $133,400 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $22,563 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Money Market Trust, also there were services consisting of billings for the issuance of the consent letter dated April 9, 2007 and billings to reflect newly Board Approved 2007 Post Merger Audit Fees.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,700 in 2008 and $24,500 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Money Market

Trust were $4,900 in 2008 and $0 in 2009. The services consisted of procedures performed in connection with the merger of Legg Mason Partners funds on March 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	June 3, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	June 3, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date:	June 3, 2009